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                                                                    Exhibit 21.1

                           INTERSTATE HOTELS COMPANY

                              LIST OF SUBSIDIARIES

           Subsidiary                                                               State of Formation
           ----------                                                               ------------------
Casa Marina Realty Corporation                                                            Delaware
Casa Marina Realty Partnership, L.P.                                                      Delaware
CHR Consulting Company, L.L.C.                                                            Delaware
CHR Services Company, L.L.C.                                                              Delaware
Colony de Mexico, S.A. de C.V.                                                            Mexico
Colony Hotels and Resorts Company                                                         Delaware
Colony International Management Company, L.L.C.                                           Delaware
Continental Design & Supplies Company, L.L.C.                                             Delaware
Crossroads Development Company                                                            Delaware
Crossroads Future Company, L.L.C.                                                         Delaware
Crossroads Future Corporation                                                             Delaware
Crossroads Hospitality Company, L.L.C.                                                    Delaware
Crossroads Hospitality Tenant Company, L.L.C.                                             Delaware
Crossroads/Memphis Company, L.L.C.                                                        Delaware
Crossroads/Memphis Partnership, L.P.                                                      Delaware
Don CeSar Resort Hotel, Ltd.                                                              Florida
Equity Bluefield, Inc.                                                                    West Virginia
Hilltop Equipment Leasing Company, L.P.                                                   Delaware
Host/Interstate Partnership, L.P.                                                         Delaware
Huntington Hotel Partners, L.P.                                                           Delaware
IHC/Atlanta Corporation                                                                   Delaware
IHC/Blacksburg Corporation                                                                Delaware
IHC/Blacksburg Partnership, L.P.                                                          Delaware
IHC/Brentwood Corporation                                                                 Delaware
IHC/Brentwood Partnership, L.P.                                                           Delaware
IHC/Burlington Corporation                                                                Vermont
IHC Capital Corporation                                                                   Delaware
IHC/CG Portfolio Corporation                                                              Delaware
IHC/Colorado Springs Corporation                                                          Delaware
IHC/Conshohocken Corporation                                                              Delaware
IHC/Denver Corporation                                                                    Delaware
IHC/Houston Corporation                                                                   Delaware
IHC/Huntington Corporation                                                                Delaware
IHC/Interstone Corporation                                                                Delaware
IHC/Interstone Partnership, L.P.                                                          Delaware


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
         Subsidiary                                                                State of Formation
         ----------                                                                ------------------
IHC/Interstone Partnership II, L.P.                                                       Delaware
IHC/Lisle Corporation                                                                     Delaware
IHC Member Corporation                                                                    Delaware
IHC/Miami Beach Corporation                                                               Delaware
IHC/Pittsburgh Partnership, L.P.                                                          Delaware
IHC/Reach Corporation                                                                     Delaware
IHC/Roanoke Corporation                                                                   Delaware
IHC/Roanoke Partnership, L.P.                                                             Delaware
IHC Services Company, L.L.C.                                                              Delaware
IHC/Texas Corporation                                                                     Delaware
IHC Title Agency Corporation                                                              Delaware
IHC/Westborough Corporation                                                               Delaware
IHC/Westborough Partnership, L.P.                                                         Delaware
IHC/Williamsburg Corporation                                                              Delaware
Interstate Hotels Corporation                                                             Pennsylvania
Interstate Hotels Partners, L.P.                                                          Pennsylvania
Interstone/Atlanta Partnership, L.P.                                                      Delaware
Interstone/CGL Partners, L.P.                                                             Delaware
Interstone/Colorado Springs Partnership, L.P.                                             Delaware
Interstone/Conshohocken Partnership, L.P.                                                 Delaware
Interstone/Denver Partnership, L.P.                                                       Delaware
Interstone/Houston Partnership, L.P.                                                      Delaware
Interstone/Huntington Partnership, L.P.                                                   Delaware
Interstone/Lisle Partnership, L.P.                                                        Delaware
Interstone Partners I L.P.                                                                Delaware
Interstone Three Partners I L.P.                                                          Delaware
Interstone Three Partners II L.P.                                                         Delaware
Interstone Three Partners III L.P.                                                        Delaware
Interstone Three Partners IV L.P.                                                         Delaware
Interstone/Williamsburg Partnership, L.P.                                                 Delaware
The Key West Reach Limited Partnership                                                    Delaware
Northridge Insurance Company                                                              Cayman Islands
Orange Hotel Development Limited Partnership                                              Delaware
Syracuse Associates Corporation                                                           Delaware
Syracuse Realty Associates, L.P.                                                          Delaware
Cambridge Hotel Associates                                                                Pennsylvania
HMG Beverage, Inc.                                                                        Texas
DFW/H&R, Inc.                                                                             Texas

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